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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 24, 1998
                        (Date of earliest event reported)


                               CENTEX CORPORATION
             (Exact name of Registrant as specified in its charter)

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
         Nevada                                                 1-6776                                        75-0778259
(State of Incorporation)                                 (Commission File No.)                             (I.R.S. Employer
                                                                                                          Identification No.)

           2728 N. Harwood Street
                Dallas, Texas                                                                                    75201
(Address of principal executive offices)                                                                      (Zip Code)
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       Registrant's Telephone Number, Including Area Code: (214) 981-5000













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Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statements on Form S-3 (File Nos. 33-61223 and 333-65217), filed with the Securities and Exchange Commission (the "Commission") on July 21, 1995 and October 1, 1998, respectively, and declared effective thereby on August 3, 1995 and October 8, 1998, respectively (collectively, the "Registration Statements"), pursuant to which the Registrant registered $200,000,000 aggregate principal amount of its senior and subordinated debt securities, various series, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.

         On October 21, 1998, the Registrant entered into a Distribution Agreement (the "Original Distribution Agreement") with First Chicago Capital Markets, Inc. ("First Chicago"), Credit Suisse First Boston Corporation ("CSFB"), Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC (collectively, the "Agents"), in connection with the proposed public offering by the Agents of $200,000,000 aggregate principal amount of senior fixed and floating rate Medium-Term Notes, Series A (the "Senior Debt Securities"), covered by the Registration Statements. The Original Distribution Agreement in the form in which it was executed was filed as Exhibit
1.1 to the Registrant's Form 8-K (Date of Report: October 21, 1998), and is incorporated herein by reference.

         In connection with the execution of the Original Distribution Agreement, the Registrant entered into an Indenture dated as of October 1, 1998 (the "Senior Indenture"), with Chase Bank of Texas, National Association, as trustee (the "Trustee"), with respect to the Senior Debt Securities. A copy of the Senior Indenture in the form in which it was executed was filed as Exhibit
4.1 to the Registrant's Form 8-K (Date of Report: October 21, 1998), and is incorporated herein by reference.

         Pursuant to the Senior Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 1 dated as of October 1, 1998 (the "Senior Indenture Supplement"), providing for the issuance of the Senior Debt Securities. A copy of the Senior Indenture Supplement in the form in which it was executed was filed as Exhibit 4.2 to the Registrant's Form 8-K (Date of
Report: October 21, 1998), and is incorporated herein by reference.

         Pursuant to the Original Distribution Agreement, on October 21, 1998, the Registrant agreed to sell $15,000,000 aggregate principal amount of the Registrant's 6.40% Medium-Term Notes, Series A, due October 25, 2002, which bear interest at a fixed rate (the "Fixed Rate Notes"). The Fixed Rate Notes, which were placed by First Chicago as Agent, were issued on October 26, 1998. The net proceeds to the Registrant from the sale of the Fixed Rate Notes were $14,932,500.

         Pursuant to the Original Distribution Agreement, on October 23, 1998, the Registrant agreed to sell $50,000,000 aggregate principal amount of the Registrant's Medium-Term Notes, Series A, due April 28, 2000, which bear interest at a floating rate based on the London Interbank Offered Rate (the "CSFB Floating Rate Notes"). The CSFB Floating Rate Notes, which were placed by CSFB as Agent, were issued on October 28, 1998. The net proceeds to the Registrant from the sale of the CSFB Floating Rate Notes were $49,825,000.


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         Pursuant to the Original Distribution Agreement, on November 17, 1998,
the Registrant agreed to sell $10,000,000 aggregate principal amount of the Registrant's Medium-Term Notes, Series A, due May 19, 2000, which bear interest at a floating rate based on the London Interbank Offered Rate (the "First Chicago Floating Rate Notes"). The First Chicago Floating Rate Notes, which were placed by First Chicago as Agent, were issued on November 20, 1998. The net proceeds to the Registrant from the sale of the First Chicago Floating Rate Notes were $9,985,000.

         On November 24, 1998, the Registrant entered into a new Distribution Agreement (the "Distribution Agreement") with the Agents, in connection with the proposed public offering by the Agents of $125,000,000 aggregate principal amount of senior and/or subordinated fixed and floating rate Medium-Term Notes, Series A (the "Debt Securities"), covered by the Registration Statements. The Distribution Agreement in the form in which it was executed is filed herewith as
Exhibit 1.2.

         The Registrant has previously entered into an Indenture dated March 12, 1987 (the "Subordinated Indenture"), with the Trustee, formerly Texas Commerce Bank National Association, with respect to the subordinated debt securities of the Registrant (the "Subordinated Debt Securities"). A copy of the Subordinated Indenture in the form in which it was executed was filed as Exhibit 4.7 to the Registrant's Form 10-K for the year ended March 31, 1993, and is incorporated herein by reference.

         Pursuant to the Subordinated Indenture, the Registrant and the Trustee entered into an Indenture Supplement No. 4 dated as of November 1, 1998 (the "Subordinated Indenture Supplement"), providing for the issuance of the Subordinated Debt Securities. A copy of the Subordinated Indenture Supplement in the form in which it was executed is filed herewith as Exhibit 4.4.


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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit No.       Description

            1.1 Distribution Agreement dated October 21, 1998 between Centex Corporation and First Chicago Capital Markets, Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC (filed as Exhibit 1.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

            1.2 Distribution Agreement dated November 24, 1998 between Centex Corporation and First Chicago Capital Markets, Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC

            4.1 Indenture dated October 1, 1998 between Centex Corporation and Chase Bank of Texas, National Association (filed as Exhibit 4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

            4.2 Indenture Supplement No. 1 dated as of October 1, 1998 with respect to the Senior Debt Securities, between Centex Corporation and Chase Bank of Texas, National Association (filed as Exhibit 4.2 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

            4.3 Indenture dated March 12, 1987 between Centex Corporation and Chase Bank of Texas, National Association (formerly, Texas Commerce Bank National Association) (filed as Exhibit 4.7 to the Joint Annual Report of the Registrant, 333 Holding Corporation and Centex Development Company, L.P. on Form 10-K for the fiscal year ended March 31, 1993 and incorporated herein by reference)

            4.4 Indenture Supplement No. 4 dated as of November 1, 1998 with respect to the Subordinated Debt Securities, between Centex Corporation and Chase Bank of Texas, National Association (formerly, Texas Commerce Bank National Association)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CENTEX CORPORATION



November 9, 1998                    By:   /s/ Raymond G. Smerge
                                          ---------------------
                                          Raymond G. Smerge
                                          Executive Vice President, Chief Legal
                                          Officer and Secretary


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                               INDEX TO EXHIBITS


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
Exhibit No.       Description
-----------       -----------
1.1               Distribution Agreement dated October 21, 1998 between
                  Centex Corporation and First Chicago Capital Markets, Inc.,
                  Credit Suisse First Boston Corporation, Morgan Stanley & Co.
                  Incorporated, NationsBanc Montgomery Securities LLC and
                  Warburg Dillon Read LLC (filed as Exhibit 1.1 to the
                  Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

1.2 Distribution Agreement dated November 24, 1998 between Centex Corporation and First Chicago Capital Markets, Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Warburg Dillon Read LLC

4.1 Indenture dated October 1, 1998 between Centex Corporation and Chase Bank of Texas, National Association (filed as Exhibit
                  4.1 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

4.2 Indenture Supplement No. 1 dated as of October 1, 1998 with respect to the Senior Debt Securities, between Centex Corporation and Chase Bank of Texas, National Association (filed as Exhibit 4.2 to the Registrant's Form 8-K dated October 21, 1998 and incorporated herein by reference)

4.3 Indenture dated March 12, 1987 between Centex Corporation and Chase Bank of Texas, National Association (formerly, Texas Commerce Bank National Association) (filed as Exhibit 4.7 to the Joint Annual Report of the Registrant, 333 Holding Corporation and Centex Development Company, L.P. on Form 10-K for the fiscal year ended March 31, 1993 and incorporated herein by reference)

4.4 Indenture Supplement No. 4 dated as of November 1, 1998 with respect to the Subordinated Debt Securities, between Centex Corporation and Chase Bank of Texas, National Association (formerly, Texas Commerce Bank National Association)

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